UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 11, 2005

Trinity Learning Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Utah	0-8924	73-0981865
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1831 Second Street, Berkeley, California		94710
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(510) 540-9300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On May 6, 2005, Martin Steynberg voluntarily resigned from the board of directors of Trinity Learning Corporation (the "Company"). There was no disagreement between Mr. Steynberg and the Company regarding any matter relating to the Company’s operations, policies or practices.

(d) On May 6, 2005 the board of directors of the Company appointed Ronald S. Posner as a director, to serve until the next annual meeting of the shareholders of the Company or until his successor is duly elected and qualified. As previously reported, in January 2004 the Company issued 100,000 restricted shares of its common stock to Mr. Posner in payment of finders' fees related to the Company's acquisition of its interest in Riverbend Group Holdings (Proprietary) Limited.

The press release issued on May 11, 2005 by the Company is attached hereto as Exhibit 99.1.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Learning Corporation

May 11, 2005	By:	/s/ Douglas Cole

Name: Douglas Cole
Title: Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	99.1 Press release dated May 11, 2005